UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2003

                             Oneida Financial Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Federal                       000-25101               16-1561678
 ----------------------------       -----------------        ----------------
 (State or other jurisdiction       (SEC File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

                  182 Main Street, Oneida, New York 13421-1676
                  --------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (315) 363-2000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1. Changes in Control of Registrant
        ---------------------------------

          Not  Applicable

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

          Not  applicable.

Item 3. Bankruptcy or Receivership
        --------------------------

          Not  applicable.

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

          Not  applicable.

Item 5. Other Events
        ------------

          Not  applicable.

Item 6. Resignations of Registrant's Directors
        --------------------------------------

          Not  Applicable.

Item 7. Financial Statements and Exhibits
        ----------------------------------

          (a)  No financial statements of businesses acquired are required.

          (b)  No pro forma financial information is required.

          (c)  Attached  as  an  exhibit  is  Oneida   Financial   Corp.'s  (the
               "Company")  news  release   announcing  its  September  30,  2003
               earnings.

Item 8. Change in Fiscal Year
        ---------------------

          Not  applicable.

Item 9. Regulation FD Disclosure - Information provided pursuant to Item 12
        -------------------------------------------------------------------

          The Company announced its September 30. 2003 financial results by release. The press release is included as an exhibit.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Oneida Financial Corp.


DATE:  October 20, 2003            By: /s/ Michael R. Kallet
                                           -------------------------------------
                                           Michael R. Kallet
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

99.1 News release dated October 20, 2003 announcing September 30, 2003 earnings.